EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We have issued our report dated April 1, 2004 accompanying the financial statements of Arete Industries, Inc., which appears in the annual report on Form 10-KSB for year ended December 31, 2003. We consent to the incorporation by reference in this Registration Statement on Form S-8 of the aforementioned report.


   Date: January 6, 2005              By:  /s/ Causey Demgen & Moore Inc.
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                                               Causey Demgen & Moore Inc.
                                               1801 California Street
                                               Denver, Colorado 80202